CERTIFICATION PURSUSANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


I, Mark M. Egan, Principal Executive Officer of Columbus Funds, Inc. (the "Registrant"), certify to my knowledge that:

1. The Form of the N-CSR of the Registrant (the "Report") for the period ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 9, 2005                         /s/Mark M. Egan
                                              -------------------------
                                              Mark M. Egan, President
                                              (principal executive officer)

A signed original of this written statement required by Section 906 has been provided to Columbus Funds, Inc. and will be retained by Columbus Funds, Inc. and furnished to the SEC or its staff upon request.

        CERTIFICATION PURSUSANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


I, David B. McKinney, Principal Financial Officer of Columbus Funds, Inc. (the "Registrant"), certify to my knowledge that:

1. The Form of the N-CSR of the Registrant (the "Report") for the period ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 9, 2005                    /s/David B. McKinney
                                          ---------------------------
                                          David B. McKinney,
                                          Treasurer
                                          (principal financial officer)

A signed original of this written statement required by Section 906 has been provided to Columbus Funds, Inc. and will be retained by Columbus Funds, Inc. and furnished to the SEC or its staff upon request.